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                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)      February 8, 1996


                                MBf USA, Inc.
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            (Exact name of registrant as specified in its charter)


       Maryland                  0-17458                 73-1326131
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(State of or other             (Commission                (IRS Employer
jurisdiction of                File Number)                Identification
incorporation)                                             Number)


500 Park Boulevard, Suite 1260, Itasca, Illinois              60143
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(Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code       (708) 285-9191


     N/A
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(Former name or former address, if changed since last report)




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ITEM 5.  OTHER EVENTS.

        MBf USA, Inc. (the "Company") announced on February 8, 1996 that its subsidiary, American Health Products Corporation ("AHPC") has entered into an exclusive supply agreement with American Dental Cooperative ("ADC") whereby ADC's members will be able to purchase AHPC's latex gloves sold under ADC's Quala private label.



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EXHIBITS

         99.     ADDITIONAL EXHIBITS.

                 1.       Press Release dated February 8, 1996.

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                                  SIGNATURES




        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       MBf USA, Inc.
                                       (Registrant)



DATE:  February 9, 1996                By:     /s/ Edward J. Marteka
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                                       Name:   Edward J. Marteka
                                       Title:  President




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